UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2016

BOSTON THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54586	27-0801073
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

233 Needham Street, Newton, MA  02464
(Address of principal executive offices) (zip code)

(603) 935-9799
(Registrant's telephone number, including area code)

Copies to:
Stephen M. Fleming
Fleming PLLC
49 Front Street, Suite 206
Rockville Centre, New York 11570
Phone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01          Change in Registrants Certifying Accountant

Previous independent registered public accounting firm

On January 18, 2016 (the "Dismissal Date"), Boston Therapeutics, Inc. (the "Company") advised RSM US LLP (formerly McGladrey LLP) (the "Former Auditor") that it was dismissed as the Company's independent registered public accounting firm.  The decision to dismiss the Former Auditor as the Company's independent registered public accounting firm was approved by the Company's Audit Committee.

During the years ended December 31, 2014 and 2013 and through the Dismissal Date, the Company has not had any disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the Former Auditor's satisfaction, would have caused them to make reference thereto in their reports on the Company's financial statements for such years.

The reports of the Former Auditor on the Company's financial statements for the years ended December 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle, except that the reports contained a paragraph stating there was substantial doubt about the Company's ability to continue as a going concern.  During the years ended December 31, 2014 and 2013, and through the Dismissal Date, there was "reportable event" (as such term is defined in Item 304(a)(1)(v) of Regulation S-K) as set forth below.  The Company disclosed in its Form 10-Q for the quarter ended September 30, 2015 that its internal control over financial reporting was not effective as of September 30, 2015 due to the existence of the following material weakness: the Company did not have an adequate process established to ensure appropriate levels of review of accounting and financial reporting matters, which resulted in the closing process not identifying all required adjustments and disclosures in a timely fashion.

The Company has requested that our Former Auditor furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of this letter is attached hereto to this Form 8-K as Exhibit 16.1.

New independent registered public accounting firm

On January 18, 2016 (the "Engagement Date"), the Company engaged Liggett & Webb P.A. ("New Auditor") as its independent registered public accounting firm for the Company's fiscal year ended December 31, 2015.  The decision to engage the New Auditor as the Company's independent registered public accounting firm was approved by the Company's Audit Committee.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with the New Auditor regarding either:

1.	application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that the New Auditor concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.	any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from RSM US LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON THERAPEUTICS, INC.

Date: January 19, 2016                                                             By:/s/David Platt
Name: David Platt
Title: Chief Executive Officer